                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                          event reported): July 2, 1999
                                           ------------


                               HARRIS CORPORATION
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                        1-3863                 34-0276860
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
  of incorporation)                                          Identification No.)


         1025 West NASA Blvd., Melbourne, FL                      32919
------------------------------------------------------    ----------------------
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100

                                    No Change
 -------------------------------------------------------------------------------
              (Former name or former address, if changed since last report.)

Items 1-4.        Not Applicable.

Item 5.           Other Events.
                  -------------

                  On July 6, 1999, Harris Corporation ("Harris" or the "Company") announced that its wholly-owned subsidiary, Lanier Worldwide, Inc., has filed with the Securities and Exchange Commission a Registration Statement relating to its previously announced spin-off.

                  The Registration Statement contains historical and pro forma financial statements and information about Lanier's business, management and financial position.

                  A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

                  (a)      Financial Statements.
                                    None.

                  (b)      Pro Forma Financial Information.
                                    None.

                  (c)      Exhibits.

                           The following document is filed as an Exhibit to this
                           Report:

                           99.      Press Release, dated July 6, 1999,
                                    announcing that Harris' wholly-owned
                                    subsidiary, Lanier Worldwide, Inc., has
                                    filed a Registration Statement relating to its previously announced spin-off.

Items 8-9.        Not Applicable.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HARRIS CORPORATION


                                              By:    /s/ Bryan R. Roub
                                                 -------------------------------
                                              Name:  Bryan R. Roub
                                              Title: Senior Vice President &
                                                     Chief Financial Officer



Date:      July 6, 1999

                                  EXHIBIT INDEX



        Exhibit No.
        Under Reg.
       S-K, Item 601                                  Description
----------------------------           -----------------------------------------


            99. Press Release, dated July 6, 1999, announcing that Harris' wholly-owned subsidiary, Lanier Worldwide, Inc., has filed a Registration Statement relating to its previously announced spin-off.
























                                      - 2 -